UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 13, 2014

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices, including zip code)

(408) 654-7400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 13, 2014, SVB Financial Group (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule 1 thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell 3,900,000 shares of its common stock, par value $0.001 per share, at a price of $101.00 per share (the “Offering”). In addition, the Company granted the Underwriters a 30-day option to purchase up to an additional 585,000 shares of the Company’s common stock to cover over-allotments. The Offering was made pursuant to a Registration Statement on Form S-3 (File No. 333-195878) that was filed with the U.S. Securities and Exchange Commission and became immediately effective on May 12, 2014. The Underwriters notified the Company of the exercise in full of their over-allotment option on May 14, 2014, and the Offering closed on May 19, 2014.

The Company estimates that the net proceeds from the Offering will be approximately $434.3 million (with full exercise of the Underwriters’ over-allotment option), after deducting underwriting discounts and commissions and estimated offering expenses. The Company intends to use the net proceeds from the Offering for general corporate purposes to support the Company’s plans to grow its business and operations. General corporate purposes may include working capital, capital expenditures and continued lending to clients through Silicon Valley Bank.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing summary is qualified in its entirety by reference to such exhibit.

Item 8.01. Other Events.

On May 13, 2014, the Company issued a press release entitled “SVB Financial Group Announces Pricing of Offering.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

A copy of the legal opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as to the legality of the shares of common stock issued and sold in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein and into the Registration Statement.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated May 13, 2014 by and among SVB Financial Group and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)

99.1	Press release issued by SVB Financial Group dated May 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB Financial Group

By:	/s/ Michael Descheneaux
Michael Descheneaux Chief Financial Officer

Date: May 19, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated May 13, 2014 by and among SVB Financial Group and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)

99.1	Press release issued by SVB Financial Group dated May 13, 2014